UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-23136

Eaton Vance High Income 2021 Target Term Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

March 31

Date of Fiscal Year End

September 30, 2017

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

High Income 2021 Target Term Trust (EHT)

Semiannual Report

September 30, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Semiannual Report September 30, 2017

Eaton Vance

High Income 2021 Target Term Trust

Table of Contents

Performance	2

Fund Profile	3

Endnotes and Additional Disclosures	4

Financial Statements	5

Board of Trustees’ Contract Approval	18

Officers and Trustees	21

Important Notices	22

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2017

Performance1,2

Portfolio Managers Michael W. Weilheimer, CFA, Stephen C. Concannon, CFA and Kelley G. Baccei

% Average Total Returns	Inception Date	Six Months	One Year	Five Years	Since Inception
Fund at NAV	05/31/2016	3.69%	7.47%	—	9.72%
Fund at Market Price	—	4.33	7.17	—	8.20
Bloomberg Barclays U.S. High Yield 1–5 Year Cash Pay 2% Index	—	3.37%	8.41%	5.64%	10.96%

% Premium/Discount to NAV[3]
					–1.84%

Distributions[4]
Total Distributions per share for the period					$0.300
Distribution Rate at NAV					5.80%
Distribution Rate at Market Price					5.91%

% Total Leverage[5]
Borrowings					23.17%

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2017

Fund Profile

Top 10 Sectors (% of total investments)6

Energy	16.1%

Health Care	8.0

Diversified Financial Services	6.0

Telecommunications	5.9

Technology	5.8

Gaming	5.1

Cable/Satellite TV	4.8

Metals/Mining	4.1

Utilities	3.8

Super Retail	3.6

Total	63.2%

Asset Allocation (% of total investments)

Credit Quality (% bonds and loans holdings)7

See Endnotes and Additional Disclosures in this report.

3

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2017

Endnotes and Additional Disclosures

[1]

Bloomberg Barclays U.S. High Yield 1-5 Year Cash Pay 2% Index is an unmanaged index of below-investment grade U.S. corporate bonds with maturities of 1 to 5 years and individual issuers limited to 2% of the index. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[2]	Performance results reflect the effects of leverage. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[3]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[4]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance.com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[5]

Total leverage is shown as a percentage of the Fund’s aggregate net assets plus borrowings outstanding. The Fund employs leverage through borrowings. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of borrowings rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[6]	Excludes cash and cash equivalents.

[7]

Credit ratings are categorized using S&P. If S&P does not publish a rating, then the Moody’s rating is applied. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P or Baa or higher by Moody’s are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by the national ratings agencies stated above.

Fund profile subject to change due to active management.

4

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2017

Portfolio of Investments (Unaudited)

Corporate Bonds & Notes — 114.7%

Security	Principal Amount (000’s omitted)	Value

Aerospace — 1.8%
TransDigm, Inc., 5.50%, 10/15/20	$4,000	$4,065,000

		$4,065,000

Air Transportation — 1.3%
Air Canada, 7.75%, 4/15/21(1)	$2,500	$2,856,250

		$2,856,250

Automotive & Auto Parts — 2.4%
American Axle & Manufacturing, Inc., 6.25%, 3/15/21	$2,000	$2,063,100
Navistar International Corp., 8.25%, 11/1/21	3,340	3,360,958

		$5,424,058

Banks & Thrifts — 2.6%
Ally Financial, Inc., 4.25%, 4/15/21	$1,000	$1,037,500
Ally Financial, Inc., 8.00%, 12/31/18	2,000	2,144,400
CIT Group, Inc., 3.875%, 2/19/19	2,500	2,553,125

		$5,735,025

Broadcasting — 0.7%
Netflix, Inc., 5.375%, 2/1/21	$1,500	$1,616,250

		$1,616,250

Building Materials — 3.2%
Brundage-Bone Concrete Pumping, Inc., 10.375%, 9/1/21(1)	$265	$274,275
FBM Finance, Inc., 8.25%, 8/15/21(1)	4,710	5,063,250
Gibraltar Industries, Inc., 6.25%, 2/1/21	1,655	1,703,409

		$7,040,934

Cable / Satellite TV — 6.1%
Cablevision Systems Corp., 8.00%, 4/15/20	$2,500	$2,778,125
Cequel Communications Holdings I, LLC/Cequel Capital Corp., 5.125%, 12/15/21(1)	4,570	4,672,825
CSC Holdings, LLC, 6.75%, 11/15/21	3,925	4,346,937
DISH DBS Corp., 6.75%, 6/1/21	1,635	1,802,588

		$13,600,475

Capital Goods — 3.1%
Anixter, Inc., 5.125%, 10/1/21	$3,500	$3,780,000
Cleaver-Brooks, Inc., 8.75%, 12/15/19(1)	3,000	3,082,500

		$6,862,500

Security	Principal Amount (000’s omitted)	Value

Chemicals — 2.4%
Platform Specialty Products Corp., 10.375%, 5/1/21(1)	$2,435	$2,660,238
W.R. Grace & Co., 5.125%, 10/1/21(1)	2,500	2,718,750

		$5,378,988

Consumer Products — 3.7%
CBC Ammo, LLC/CBC FinCo, Inc., 7.25%, 11/15/21(1)	$4,000	$4,060,000
HRG Group, Inc., 7.875%, 7/15/19	4,000	4,081,000

		$8,141,000

Containers — 1.9%
Ball Corp., 4.375%, 12/15/20	$4,000	$4,215,000

		$4,215,000

Diversified Financial Services — 7.7%
AerCap Ireland Capital, Ltd./AerCap Global Aviation Trust, 4.50%, 5/15/21	$1,000	$1,058,678
Alliance Data Systems Corp., 5.875%, 11/1/21(1)	2,000	2,085,000
Alliance Data Systems Corp., 6.375%, 4/1/20(1)	2,775	2,820,094
DAE Funding, LLC, 4.00%, 8/1/20(1)	3,295	3,369,138
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp., 6.00%, 8/1/20	2,585	2,669,206
Navient Corp., 4.875%, 6/17/19	1,000	1,037,500
Navient Corp., 5.50%, 1/15/19	1,000	1,035,880
Park Aerospace Holdings, Ltd., 3.625%, 3/15/21(1)	3,000	3,015,000

		$17,090,496

Energy — 19.1%
Andeavor Logistics, L.P./Tesoro Logistics Finance Corp., 5.50%, 10/15/19	$2,000	$2,115,000
Antero Resources Corp., 5.375%, 11/1/21	4,000	4,120,000
Canbriam Energy, Inc., 9.75%, 11/15/19(1)	2,595	2,666,362
CrownRock, L.P./CrownRock Finance, Inc., 7.125%, 4/15/21(1)	2,000	2,067,500
Denbury Resources, Inc., 9.00%, 5/15/21(1)	171	167,794
Energy Transfer Equity, L.P., 7.50%, 10/15/20	2,000	2,262,500
Great Western Petroleum, LLC/Great Western Finance Corp., 9.00%, 9/30/21(1)	2,685	2,715,206
Oasis Petroleum, Inc., 6.50%, 11/1/21	1,000	1,025,000
Precision Drilling Corp., 6.625%, 11/15/20	419	422,199
Resolute Energy Corp., 8.50%, 5/1/20	1,530	1,564,425
Sabine Pass Liquefaction, LLC, 5.625%, 2/1/21	4,500	4,879,763
Seven Generations Energy, Ltd., 8.25%, 5/15/20(1)	3,000	3,150,000
SM Energy Co., 6.50%, 11/15/21	3,000	3,045,000
Sunoco, L.P./Sunoco Finance Corp., 5.50%, 8/1/20	2,000	2,062,500

5	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Energy (continued)
Tervita Escrow Corp., 7.625%, 12/1/21(1)	$2,245	$2,284,288
Weatherford International, Ltd., 5.125%, 9/15/20	835	827,226
Williams Cos., Inc. (The), 7.875%, 9/1/21	2,000	2,360,000
Williams Partners, L.P., 4.00%, 11/15/21	1,500	1,567,148
WPX Energy, Inc., 7.50%, 8/1/20	3,000	3,277,500

		$42,579,411

Environmental — 2.7%
Clean Harbors, Inc., 5.125%, 6/1/21	$1,500	$1,527,645
GFL Environmental, Inc., 9.875%, 2/1/21(1)	4,120	4,412,520

		$5,940,165

Food & Drug Retail — 3.3%
Rite Aid Corp., 6.75%, 6/15/21	$2,500	$2,596,875
Safeway, Inc., 4.75%, 12/1/21	4,750	4,688,250

		$7,285,125

Gaming — 6.1%
GLP Capital, L.P./GLP Financing II, Inc., 4.875%, 11/1/20	$2,500	$2,653,125
Jack Ohio Finance, LLC/Jack Ohio Finance 1 Corp., 6.75%, 11/15/21(1)	2,500	2,628,125
MGM Resorts International, 6.625%, 12/15/21	2,500	2,818,750
MGM Resorts International, 6.75%, 10/1/20	895	988,975
Rivers Pittsburgh Borrower, L.P./Rivers Pittsburgh Finance Corp., 6.125%, 8/15/21(1)	1,490	1,508,625
Studio City Co., Ltd., 7.25%, 11/30/21(1)	2,750	2,952,812

		$13,550,412

Health Care — 10.3%
Alere, Inc., 6.50%, 6/15/20	$4,000	$4,080,000
Centene Corp., 5.625%, 2/15/21	1,500	1,564,050
CHS/Community Health Systems, Inc., 5.125%, 8/1/21	1,000	990,000
HCA Healthcare, Inc., 6.25%, 2/15/21	2,500	2,712,500
Kinetic Concepts, Inc./KCI USA, Inc., 7.875%, 2/15/21(1)	2,500	2,628,125
Kinetic Concepts, Inc./KCI USA, Inc., 12.50%, 11/1/21(1)	2,095	2,341,162
Tenet Healthcare Corp., 6.00%, 10/1/20	2,500	2,670,525
Tenet Healthcare Corp., 7.50%, 1/1/22(1)	1,235	1,310,644
Valeant Pharmaceuticals International, Inc., 6.375%, 10/15/20(1)	3,500	3,512,040
Valeant Pharmaceuticals International, Inc., 7.50%, 7/15/21(1)	1,000	1,000,000

		$22,809,046

Security	Principal Amount (000’s omitted)	Value

Homebuilders / Real Estate — 2.5%
Taylor Morrison Communities, Inc./Monarch Communities, Inc., 5.25%, 4/15/21(1)	$2,663	$2,736,232
TRI Pointe Group, Inc., 4.875%, 7/1/21	2,750	2,880,625

		$5,616,857

Insurance — 1.2%
Hub International, Ltd., 7.875%, 10/1/21(1)	$2,500	$2,606,250

		$2,606,250

Leisure — 1.9%
NCL Corp., Ltd., 4.625%, 11/15/20(1)	$2,000	$2,055,000
NCL Corp., Ltd., 4.75%, 12/15/21(1)	2,055	2,137,200

		$4,192,200

Metals / Mining — 5.2%
Eldorado Gold Corp., 6.125%, 12/15/20(1)	$4,110	$4,197,337
First Quantum Minerals, Ltd., 7.00%, 2/15/21(1)	3,220	3,328,675
Freeport-McMoRan, Inc., 4.00%, 11/14/21	2,000	2,020,000
Hecla Mining Co., 6.875%, 5/1/21	1,000	1,037,800
SunCoke Energy, Inc., 7.625%, 8/1/19	1,000	1,000,000

		$11,583,812

Publishing / Printing — 1.5%
MHGE Parent, LLC/MHGE Parent Finance, Inc., 8.50%, (8.50% cash or 9.25% PIK), 8/1/19(1)(2)	$3,415	$3,423,538

		$3,423,538

Restaurants — 1.2%
Yum! Brands, Inc., 3.75%, 11/1/21	$2,500	$2,584,375

		$2,584,375

Services — 1.4%
ADT Corp. (The), 6.25%, 10/15/21	$2,500	$2,784,375
ServiceMaster Co., LLC (The), 7.10%, 3/1/18	255	260,100

		$3,044,475

Steel — 3.1%
Allegheny Technologies, Inc., 5.95%, 1/15/21	$4,155	$4,258,875
Steel Dynamics, Inc., 5.125%, 10/1/21	1,500	1,546,875
United States Steel Corp., 8.375%, 7/1/21(1)	1,000	1,107,500

		$6,913,250

6	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2017

Portfolio of Investments (Unaudited) — continued

Security	Principal Amount (000’s omitted)	Value

Super Retail — 3.3%
Hot Topic, Inc., 9.25%, 6/15/21(1)	$495	$420,131
L Brands, Inc., 6.625%, 4/1/21	1,000	1,105,000
Michaels Stores, Inc., 5.875%, 12/15/20(1)	2,725	2,789,719
Penske Automotive Group, Inc., 3.75%, 8/15/20	3,000	3,067,500

		$7,382,350

Technology — 7.5%
CommScope, Inc., 5.00%, 6/15/21(1)	$2,500	$2,571,875
Dell International, LLC/EMC Corp., 4.42%, 6/15/21(1)	2,500	2,626,705
Dell International, LLC/EMC Corp., 5.875%, 6/15/21(1)	3,500	3,667,720
Infor Software Parent, LLC/Infor Software Parent, Inc., 7.125%, (7.125% cash or 7.875% PIK), 5/1/21(1)(2)	5,000	5,114,000
NXP B.V./NXP Funding, LLC, 4.125%, 6/1/21(1)	2,500	2,621,875

		$16,602,175

Telecommunications — 7.1%
CenturyLink, Inc., 6.45%, 6/15/21	$2,500	$2,613,825
Digicel, Ltd., 6.00%, 4/15/21(1)	2,000	1,959,780
Frontier Communications Corp., 6.25%, 9/15/21	1,500	1,237,050
Frontier Communications Corp., 9.25%, 7/1/21	1,000	880,312
GCI, Inc., 6.75%, 6/1/21	1,367	1,402,884
Hughes Satellite Systems Corp., 7.625%, 6/15/21	1,000	1,139,270
Sprint Communications, Inc., 7.00%, 3/1/20(1)	2,500	2,737,500
Sprint Corp., 7.25%, 9/15/21	3,500	3,898,125

		$15,868,746

Utilities — 0.4%
NRG Energy, Inc., 7.875%, 5/15/21	$812	$835,548

		$835,548

Total Corporate Bonds & Notes (identified cost $247,571,158)		$254,843,711

Senior Floating-Rate Loans — 6.9%(3)

Borrower/Tranche Description	Principal Amount (000’s omitted)	Value

Automotive & Auto Parts — 1.1%
American Tire Distributors Holdings, Inc.
Term Loan, 5.48%, (1 mo. USD LIBOR + 4.25%), Maturing September 1, 2021	$1,985	$1,999,258

Borrower/ Tranche Description	Principal Amount (000’s omitted)	Value

Automotive & Auto Parts (continued)
VFH Parent, LLC
Term Loan, 5.06%, (3 mo. USD LIBOR + 3.75%), Maturing December 30, 2021	$454	$460,027

		$2,459,285

Energy — 1.6%
Chesapeake Energy Corporation
Term Loan, 8.81%, (3 mo. USD LIBOR + 7.50%), Maturing August 23, 2021	$3,265	$3,521,100

		$3,521,100

Gaming — 0.4%
GLP Financing, LLC
Term Loan, 2.98%, (1 mo. USD LIBOR + 1.75%), Maturing April 28, 2021	$1,000	$991,667

		$991,667

Services — 0.8%
Brickman Group, Ltd., LLC
Term Loan - Second Lien, 7.73%, (1 mo. USD LIBOR + 6.50%), Maturing December 17, 2021	$1,872	$1,882,288

		$1,882,288

Super Retail — 1.4%
National Vision, Inc.
Term Loan, 4.23%, (1 mo. USD LIBOR + 3.00%), Maturing March 12, 2021	$3,002	$3,011,300

		$3,011,300

Telecommunications — 0.5%
Intelsat Jackson Holdings S.A.
Term Loan, 4.07%, (3 mo. USD LIBOR + 2.75%), Maturing June 30, 2019	$1,000	$998,021

		$998,021

Transportation Ex Air / Rail — 1.1%
XPO Logistics, Inc.
Term Loan, 3.55%, (3 mo. USD LIBOR + 2.25%), Maturing November 1, 2021	$2,500	$2,509,188

		$2,509,188

Total Senior Floating-Rate Loans (identified cost $15,005,619)		$15,372,849

7	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2017

Portfolio of Investments (Unaudited) — continued

Convertible Bonds — 4.5%

Security	Principal Amount (000’s omitted)	Value

Utilities — 3.2%
NRG Yield, Inc., 3.25%, 6/1/20(1)	$4,500	$4,508,438
Pattern Energy Group, Inc., 4.00%, 7/15/20	2,455	2,562,406
SolarCity Corp., 1.625%, 11/1/19	1,000	950,000
SolarCity Corp., 2.75%, 11/1/18	2,000	1,996,250

		$10,017,094

Total Convertible Bonds (identified cost $9,733,357)		$10,017,094

Short-Term Investments — 2.4%

Description	Units	Value
Eaton Vance Cash Reserves Fund, LLC, 1.31%(4)	5,221,471	$5,221,993

Total Short-Term Investments (identified cost $5,222,515)		$5,221,993

Total Investments — 128.5% (identified cost $277,532,649)		$285,455,647

Other Assets, Less Liabilities — (28.5)%		$(63,249,370)

Net Assets — 100.0%		$222,206,277

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At September 30, 2017, the aggregate value of these securities is $122,631,998 or 55.2% of the Trust’s net assets.

(2)	Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion.

(3)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are redetermined periodically by reference to a base lending rate, plus a spread. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”). Base lending rates may be subject to a floor, or minimum rate.

(4)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of September 30, 2017.

Abbreviations:

LIBOR	–	London Interbank Offered Rate

8	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2017

Statement of Assets and Liabilities (Unaudited)

Assets	September 30, 2017
Unaffiliated investments, at value (identified cost, $272,310,134)	$280,233,654
Affiliated investment, at value (identified cost, $5,222,515)	5,221,993
Cash	80,154
Interest receivable	4,973,457
Dividends receivable from affiliated investment	1,702
Prepaid upfront fees on notes payable	76,264
Prepaid expenses	17,135
Total assets	$290,604,359

Liabilities
Notes payable	$67,000,000
Payable for investments purchased	958,066
Payable to affiliate:
Investment adviser fee	165,623
Interest expense and fees payable	165,891
Accrued expenses	108,502
Total liabilities	$68,398,082
Net Assets	$222,206,277

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 21,460,961 shares issued and outstanding	$214,610
Additional paid-in capital	210,748,363
Accumulated net realized gain	3,336,749
Accumulated distributions in excess of net investment income	(16,443)
Net unrealized appreciation	7,922,998
Net Assets	$222,206,277

Net Asset Value
($222,206,277 ÷ 21,460,961 common shares issued and outstanding)	$10.35

9	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2017

Statement of Operations (Unaudited)

Investment Income	Six Months Ended September 30, 2017
Interest and other income	$8,078,231
Dividends from affiliated investment	21,271
Total investment income	$8,099,502

Expenses
Investment adviser fee	$1,010,689
Trustees’ fees and expenses	8,079
Custodian fee	44,571
Transfer and dividend disbursing agent fees	8,992
Legal and accounting services	25,595
Printing and postage	12,845
Interest expense and fees	808,899
Miscellaneous	15,472
Total expenses	$1,935,142

Net investment income	$6,164,360

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$1,727,986
Investment transactions — affiliated investment	(191)
Net realized gain	$1,727,795
Change in unrealized appreciation (depreciation) —
Investments	$29,140
Investments — affiliated investment	(522)
Net change in unrealized appreciation (depreciation)	$28,618

Net realized and unrealized gain	$1,756,413

Net increase in net assets from operations	$7,920,773

10	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2017

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended September 30, 2017 (Unaudited)	Period Ended March 31, 2017(1)
From operations —
Net investment income	$6,164,360	$10,203,251
Net realized gain	1,727,795	1,320,610
Net change in unrealized appreciation (depreciation)	28,618	7,894,380
Net increase in net assets from operations	$7,920,773	$19,418,241
Distributions to shareholders —
From net investment income	$(6,438,288)	$(9,657,422)
Total distributions	$(6,438,288)	$(9,657,422)
Capital share transactions —
Proceeds from sale of shares	$—	$211,290,971 (2)
Reinvestment of distributions to shareholders	—	1,019
Offering costs	—	(429,017)
Net increase in net assets from capital share transactions	$—	$210,862,973

Net increase in net assets	$1,482,485	$220,623,792

Net Assets
At beginning of period	$220,723,792	$100,000
At end of period	$222,206,277	$220,723,792

Accumulated undistributed (distributions in excess of) net investment income included in net assets
At end of period	$(16,443)	$257,485

(1)	For the period from the start of business, May 31, 2016, to March 31, 2017.

(2)	Proceeds from sale of shares are net of sales load paid of $3,217,629 and include shares sold from the exercise of the underwriters’ over-allotment option of $24,508,600 (see Note 5).

11	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2017

Statement of Cash Flows (Unaudited)

Cash Flows From Operating Activities	Six Months Ended September 30, 2017
Net increase in net assets from operations	$7,920,773
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(71,413,595)
Investments sold and principal repayments	78,636,526
Increase in short-term investments, net	(564,766)
Net amortization/accretion of premium (discount)	752,802
Amortization of prepaid upfront fees on notes payable	22,862
Increase in interest receivable	(115,649)
Decrease in dividends receivable from affiliated investment	1,349
Decrease in prepaid expenses	5,137
Decrease in payable to affiliate for investment adviser fee	(6,763)
Increase in interest expense and fees payable	23,954
Increase in accrued expenses	3,500
Net change in unrealized (appreciation) depreciation from investments	(28,618)
Net realized (gain) loss from investments	(1,727,795)
Net cash provided by operating activities	$13,509,717

Cash Flows From Financing Activities
Distributions paid, net of reinvestments	$(6,438,288)
Proceeds from notes payable	26,000,000
Repayments of notes payable	(34,000,000)
Net cash used in financing activities	$(14,438,288)

Net decrease in cash	$(928,571)

Cash at beginning of period	$1,008,725

Cash at end of period	$80,154

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings	$762,083

12	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2017

Financial Highlights

	Six Months Ended September 30, 2017 (Unaudited)		Period Ended March 31, 2017(1)
Net asset value — Beginning of period	$10.280		$9.850	(2)

Income (Loss) From Operations
Net investment income(3)	$0.287		$0.483
Net realized and unrealized gain	0.083		0.439

Total income from operations	$0.370		$0.922

Less Distributions
From net investment income	$(0.300)		$(0.450)

Total distributions	$(0.300)		$(0.450)

Offering costs charged to paid-in capital	$—		$(0.020	)(3)

Discount related to exercise of underwriters’ over-allotment option	$—		$(0.022	)(3)

Net asset value — End of period	$10.350		$10.280

Market value — End of period	$10.160		$10.030

Total Investment Return on Net Asset Value(4)	3.69	%(5)	9.14	%(5)(6)

Total Investment Return on Market Value(4)	4.33	%(5)	6.49	%(5)(6)

Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$222,206		$220,724
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees	1.01	%(7)	1.04	%(7)
Interest and fee expense(8)	0.73	%(7)	0.52	%(7)
Total expenses	1.74	%(7)	1.56	%(7)
Net investment income	5.54	%(7)	5.71	%(7)
Portfolio Turnover	25	%(5)	40	%(5)

(1)	For the period from the start of business, May 31, 2016, to March 31, 2017.

(2)	Net asset value at beginning of period reflects the deduction of the sales charge of $0.15 per share paid by the shareholders from the $10.00 offering price.

(3)	Computed using average shares outstanding.

(4)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(5)	Not annualized.

(6)

Total investment return on net asset value is calculated assuming a purchase at the offering price of $10.00 less the sales load of $0.15 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $10.00 less the sales load of $0.15 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(7)	Annualized.

(8)	Interest and fee expense relates to borrowings for the purpose of financial leverage (see Note 6).

13	See Notes to Financial Statements.

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2017

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Eaton Vance High Income 2021 Target Term Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust was organized on February 5, 2016 and remained inactive until May 31, 2016, except for matters relating to its organization, including the sale of 10,000 shares for $100,000 to Eaton Vance Management (EVM). The Trust’s investment objectives are high current income and to return $9.85 per share, the original net asset value per common share before deducting offering costs of $0.02 per common share (“Original NAV”), to holders of common shares on or about July 1, 2021 (the “Termination Date”). On or about the Termination Date, the Trust intends to cease its investment operations, liquidate its portfolio, retire or redeem its leverage facilities, and seek to return Original NAV to common shareholders, unless the term is extended for one period of up to six months by a vote of the Trust’s Board of Trustees.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by EVM. While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

14

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2017

Notes to Financial Statements (Unaudited) — continued

D  Federal Taxes — The Trust intends to make monthly distributions of net investment income and any net realized capital gains in amounts necessary to maintain its taxation as a regulated investment company for U.S. federal income tax purposes. For the purpose of pursuing its investment objective of returning Original NAV, the Trust may retain a portion of its net investment income and some or all of its net capital gains, which would result in the Trust paying U.S. federal excise and corporate income taxes.

As of September 30, 2017, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Organization and Offering Costs — Organization costs paid in connection with the organization of the Trust were borne directly by EVM, the Trust’s investment adviser. EVM agreed to pay all common share offering costs (other than sales loads) that exceed $0.02 per common share. Costs incurred by the Trust in connection with the offering of its common shares are recorded as a reduction of additional paid-in capital.

F  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

H  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

I  Interim Financial Statements — The interim financial statements relating to September 30, 2017 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Trust’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders. The Trust may also distribute net realized capital gains, if any, generally not more than once per year. Distributions are recorded on the ex-dividend date. Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The cost and unrealized appreciation (depreciation) of investments of the Trust at September 30, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$277,242,302

Gross unrealized appreciation	$8,744,764
Gross unrealized depreciation	(531,419)

Net unrealized appreciation	$8,213,345

3  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.70% of the Trust’s average daily managed assets and is payable monthly. Managed assets as referred to herein represent total assets of the Trust (including assets attributable to borrowings, any outstanding preferred shares, or other forms of leverage) less accrued liabilities (other than liabilities representing borrowings or such other forms of leverage). For the six months ended September 30, 2017, the investment adviser fee amounted to $1,010,689. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for investment advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Trust, but receives no compensation.

15

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2017

Notes to Financial Statements (Unaudited) — continued

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended September 30, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

4  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $72,110,796 and $76,680,050, respectively, for the six months ended September 30, 2017.

5  Common Shares of Beneficial Interest

In connection with the initial public offering of the Trust’s common shares, the underwriters were granted an option to purchase additional common shares at a price of $9.85 (after deduction of the sales load). Additional shares were issued by the Trust on July 11, 2016 pursuant to the exercise of the over-allotment option. The Trust’s net asset value per share on such date was $10.04, resulting in a discount of $465,663. The Trust may issue common shares pursuant to its dividend reinvestment plan, although no shares were issued by the Trust under the plan for the six months ended September 30, 2017. Transactions in common shares for the period ended March 31, 2017 were as follows:

Period Ended March 31, 2017(1)

Sales (initial public offering)	19,000,000
Exercise of over-allotment option by underwriters	2,450,860
Issued to shareholders electing to receive payments of distributions in Trust shares	101

Net increase	21,450,961

(1)	For the period from the start of business, May 31, 2016, to March 31, 2017.

6  Credit Agreement

The Trust has entered into a Credit Agreement (the Agreement) with a bank to borrow up to a limit of $75 million. Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the London Interbank Offered Rate (LIBOR) and is payable monthly. Under the terms of the Agreement, in effect through June 3, 2019, the Trust pays a facility fee of 0.25% (0.35% if the Trust’s outstanding borrowings are less than 65% of the borrowing limit) per annum on the borrowing limit. The Trust paid upfront fees of $135,000, which are being amortized to interest expense over a period of three years through June 2019. The unamortized balance at September 30, 2017 is approximately $76,000 and is included in prepaid upfront fees on notes payable in the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term of the Agreement. At September 30, 2017, the Trust had borrowings outstanding under the Agreement of $67,000,000 at an interest rate of 2.05%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at September 30, 2017 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 8) at September 30, 2017. Facility fees for the six months ended September 30, 2017 totaled $95,312 and are included in interest expense and fees on the Statement of Operations. For the six months ended September 30, 2017, the average borrowings under the Agreement and average annual interest rate (excluding fees) were $66,983,607 and 2.06%, respectively.

7  Credit Risk

The Trust primarily invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

16

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2017

Notes to Financial Statements (Unaudited) — continued

8  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At September 30, 2017, the hierarchy of inputs used in valuing the Trust’s investments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3	Total

Corporate Bonds & Notes	$—	$254,843,711	$—	$254,843,711
Senior Floating-Rate Loans	—	15,372,849	—	15,372,849
Convertible Bonds	—	10,017,094	—	10,017,094
Short-Term Investments	—	5,221,993	—	5,221,993

Total Investments	$—	$285,455,647	$—	$285,455,647

The Trust held no investments or other financial instruments as of March 31, 2017 whose fair value was determined using Level 3 inputs. At September 30, 2017, there were no investments transferred between Level 1 and Level 2 during the six months then ended.

17

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2017

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 25, 2017, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2017. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

18

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2017

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2017, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and ten times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory and administrative agreement of Eaton Vance High Income 2021 Target Term Trust (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing special considerations relevant to investing in high-yield debt. In this regard, the Board considered the experience of the investment professionals in managing other funds that invest in high-yield debt. The Board also considered information regarding the management of the Fund’s portfolio in the context of the target term structure and noted the Adviser’s experience with this structure. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

19

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2017

Board of Trustees’ Contract Approval — continued

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board was aware that on April 24, 2017 a former employee of the Adviser agreed to plead guilty to fraud charges arising from the individual’s prior activities as an equity options trader for certain Eaton Vance Funds. The Board was informed that the Adviser became aware of the matter on April 18, 2017, at which time management contacted federal authorities, alerted the Board and began an internal investigation. The Adviser represented to the Board that, based on information available as of April 25, 2017, management had no reason to believe that any other employee of the Adviser or its affiliates was involved in any wrongful activities or that any fund had been materially harmed. The Adviser agreed to keep the Board fully apprised as additional information is learned, and assured the Board that any fund harmed by the former employee’s wrongful activities will be made whole, as determined in consultation with the Board. The Board concluded that the Adviser’s actions in response to these events are appropriate and consistent with the Adviser’s commitment to protect and provide quality services to the Eaton Vance Funds.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. In light of the Fund’s relatively brief operating history, the Board concluded that additional time is required to evaluate Fund performance.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2016, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also considered factors that had an impact on Fund expense ratios relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

20

Eaton Vance

High Income 2021 Target Term Trust

September 30, 2017

Officers and Trustees

Officers of Eaton Vance High Income 2021 Target Term Trust

Payson F. Swaffield

President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Richard F. Froio

Chief Compliance Officer

Trustees of Eaton Vance High Income 2021 Target Term Trust

William H. Park

Chairperson

Thomas E. Faust Jr.*

Mark R. Fetting

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Susan J. Sutherland

Harriett Tee Taggart

Scott E. Wennerholm

*	Interested Trustee

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company, and has no employees.

Number of Shareholders

As of September 30, 2017, Trust records indicate that there are 2 registered shareholders and approximately 529 shareholders owning the Trust shares in street name, such as through brokers, banks and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EHT.

21

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

22

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Fund Offices

Two International Place

Boston, MA 02110

23360     9.30.17

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Trust’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the Loan Rule. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Based on information provided by D&T to the Audit Committee, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. Among other things, D&T has advised the Audit Committee of its conclusion that the consequences of the breach of the Loan Rule have been satisfactorily addressed, that D&T’s objectivity and impartiality in the planning and conduct of the audits of the Fund’s financial statements has not been compromised and that, notwithstanding the breach, D&T is in a position to continue as the auditor for the Funds and D&T does not believe any actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on its consideration of the No-Action Letter and other relevant information communicated to the Audit Committee.

Item 5. Audit Committee of Listed Registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not required in this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance High Income 2021 Target Term Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	November 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	November 27, 2017

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	November 27, 2017